SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                                FEBRUARY 6, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                              STAR BANC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






     OHIO                         0-7601                     31-083189
  (STATE OR OTHER               (COMMISSION                (IRS EMPLOYER
  JURISDICTION OF               FILE NUMBER)            IDENTIFICATION NO.)
  INCORPORATION)


   425 WALNUT STREET, CINCINNATI, OHIO                         45202
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



                               (513) 632-4000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.     OTHER EVENTS

            The information set forth under Item 5, below, is incorporated by reference herein in its entirety.

ITEM 5.     OTHER EVENTS

            On February 6, 1998, Star Banc Corporation, an Ohio corporation ("Star"), announced that it had completed its acquisition of Great Financial Corporation, a Delaware corporation ("Great Financial"). Star completed the merger of Great Financial with and into Star (the "Merger"), pursuant to the terms of the Agreement and Plan of Merger, dated as of September 15, 1997 by and among Great Financial and Star.

            A copy of Star's press release dated February 6, 1998 announcing completion of the Merger is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

      (a)  Financial Statements of Business Acquired.

            The required disclosure will be made by an amendment to this Form 8-K on a date not later than 60 days after the date that this initial report on Form 8-K must be filed.

      (b)  Pro Forma Financial Information.

            The required disclosure will be made by an amendment to this Form 8-K on a date not later than 60 days after the date that this initial report on Form 8-K must be filed.

      (c)   Exhibits.

            The following exhibits are filed with this report:

Exhibit No.       Description

99.1              Press Release dated February 6, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    STAR BANC CORPORATION


Date:  February 18, 1998            By:  /s/ David M. Moffett
                                         --------------------
                                    Name:  David M. Moffett
                                    Title: Executive Vice President
                                      & Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release dated February 6, 1998.